                  [INTEGRITY LIFE INSURANCE COMPANY LETTERHEAD]




May 19, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Separate Account VUL of Integrity Life Insurance Company ("Registrant") Rule 497(e) Filing of Financial Statements
     Registration No. 2-99809


Pursuant to Rule 497(e) under the Securities Act of 1933, we are filing updated financial statements which have been provided to policyholders of the Registrant's Portfolio Life product. Registrant is no longer issuing the product, and in accordance with a no-action position of the Securities and Exchange Commission, the prospectus has been "evergreened."

Sincerely,

/s/ Cara M. Page

Cara M. Page
Paralegal

                                 Financial Statements

                                 Separate Account VUL
                                          of
                           Integrity Life Insurance Company

                                  DECEMBER 31, 1997
                         WITH REPORT OF INDEPENDENT AUDITORS

                                Separate Account VUL
                                         of
                          Integrity Life Insurance Company

                                Financial Statements


                                  December 31, 1997




                                       CONTENTS

Report of Independent Auditors. . . . . . . . . . . . . . . . . . . . . . .1

Audited Financial Statements

Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . .2
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .3
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . .4
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . .6

                            Report of Independent Auditors

Policyholders
Separate Account VUL of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VUL of Integrity Life Insurance Company (comprising, respectively, the Common Stock, Money Market, Balanced, Aggressive Stock, High Yield, and Global Divisions) as of December 31, 1997, the related statement of operations for the year then ended and statements of changes in net assets for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The Hudson River Trust (the "Trust") as of December 31, 1997, by correspondence with the transfer agent of the Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account VUL of Integrity Life Insurance Company at December 31, 1997, the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.




Louisville, Kentucky
April 17, 1998


                                          Separate Account VUL of Integrity Life Insurance Company

                                                     Statement of Assets and Liabilities

                                                              December 31, 1997


                                   COMMON STOCK   MONEY MARKET    BALANCED  AGGRESSIVE STOCK  HIGH YIELD    GLOBAL
                                     DIVISION       DIVISION      DIVISION      DIVISION       DIVISION     DIVISION     TOTAL
                                  ------------------------------------------------------------------------------------------------
ASSETS
Investments in The Hudson River
  Trust at value (cost of
  $26,307,446 in the aggregate)   $ 16,381,266  $    917,594  $  5,695,728  $  6,700,792  $    450,759  $  1,253,039  $ 31,399,178

LIABILITIES
Payable to (receivable from)
  the general account of
  Integrity                             25,671            20         4,028         8,373           (11)        1,380        39,461
                                  ------------------------------------------------------------------------------------------------

NET ASSETS                        $ 16,355,595  $    917,574  $  5,691,700  $  6,692,419  $    450,770  $  1,251,659  $ 31,359,717
                                  ------------------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------------------

Unit value                        $     501.49  $     180.27  $     289.33  $     566.53  $     302.53  $     309.97
                                  ----------------------------------------------------------------------------------
                                  ----------------------------------------------------------------------------------

Units outstanding                       32,614         5,090        19,672        11,813         1,490         4,038
                                  ----------------------------------------------------------------------------------
                                  ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.


                                          Separate Account VUL of Integrity Life Insurance Company

                                                           Statement of Operations

                                                        Year Ended December 31, 1997


                                   COMMON STOCK   MONEY MARKET    BALANCED  AGGRESSIVE STOCK  HIGH YIELD    GLOBAL
                                     DIVISION       DIVISION      DIVISION      DIVISION       DIVISION     DIVISION     TOTAL
                                  ------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends from
    The Hudson River Trust        $  1,322,589  $    44,145   $    462,370   $   573,027   $    58,182  $    104,865  $  2,565,178

EXPENSES
  Mortality and expense risk
    and administrative charges          91,488        5,091         33,499        41,193         2,715         7,730       181,716
                                  ------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                1,231,101       39,054        428,871       531,834        55,467        97,135     2,383,462

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on sales
    of investments                   1,013,552        2,615        137,227       235,552         5,932       112,601     1,507,479
  Net unrealized appreciation
    of investments:
      Beginning of period            2,742,610        8,814        105,122       496,888         6,243       104,038     3,463,715
      End of period                  4,340,259        6,697        283,082       411,740        18,540        31,414     5,091,732
                                  ------------------------------------------------------------------------------------------------
  Change in net unrealized
    appreciation during the
    period                           1,597,649       (2,117)       177,960       (85,148)       12,297       (72,624)    1,628,017
                                  ------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                2,611,201          498        315,187       150,404        18,229        39,977     3,135,496
                                  ------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS       $  3,842,302  $    39,552    $   744,058   $   682,238    $   73,696  $    137,112  $  5,518,958
                                  ------------------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.


                                          Separate Account VUL of Integrity Life Insurance Company

                                                     Statement of Changes in Net Assets

                                                        Year Ended December 31, 1997


                                   COMMON STOCK   MONEY MARKET    BALANCED  AGGRESSIVE STOCK  HIGH YIELD    GLOBAL
                                     DIVISION       DIVISION      DIVISION      DIVISION       DIVISION     DIVISION     TOTAL
                                  ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
    Net investment income         $  1,231,101  $     39,054  $    428,871  $    531,834   $    55,467  $     97,135  $  2,383,462
    Net realized gain on
      sales of investments           1,013,552         2,615       137,227       235,552         5,932       112,601     1,507,479
    Change in net unrealized
      appreciation during
      the period                     1,597,649        (2,117)      177,960       (85,148)       12,297       (72,624)    1,628,017
                                  ------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations          3,842,302        39,552       744,058       682,238        73,696       137,112     5,518,958

INCREASE (DECREASE) IN NET
  ASSETS FROM POLICY RELATED
  TRANSACTIONS
    Contributions from
      policyholders                    709,747        35,370       430,872       320,929        23,214        87,418     1,607,550
    Policy terminations and
      benefits                      (2,154,973)     (140,037)     (901,177)     (948,774)     (114,746)     (234,685)   (4,494,392)
    Net transfers among
      investment divisions             (23,918)       96,046       (10,426)      (46,467)        5,397        (4,872)       15,760
                                  ------------------------------------------------------------------------------------------------
Net decrease in net assets from
  policy related transactions       (1,469,144)       (8,621)     (480,731)     (674,312)      (86,135)     (152,139)   (2,871,082)
                                  ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS    2,373,158        30,931       263,327         7,926       (12,439)      (15,027)    2,647,876

Net assets, beginning of year       13,982,437       886,643     5,428,373     6,684,493       463,209     1,266,686    28,711,841
                                  ------------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR           $ 16,355,595  $    917,574  $  5,691,700  $  6,692,419   $   450,770  $  1,251,659  $ 31,359,717
                                  ------------------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                          1,630           200         1,579           605            83           294
  Terminations and benefits             (4,823)         (799)       (3,335)       (1,792)         (412)         (802)
  Net transfers                             (5)          535           (17)            4            16            15
                                  -----------------------------------------------------------------------------------
Increase (decrease) in units            (3,198)          (64)       (1,773)       (1,183)         (313)         (493)
                                  -----------------------------------------------------------------------------------
                                  -----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.


                                          Separate Account VUL of Integrity Life Insurance Company

                                                     Statement of Changes in Net Assets

                                                        Year Ended December 31, 1996


                                   COMMON STOCK   MONEY MARKET    BALANCED  AGGRESSIVE STOCK  HIGH YIELD    GLOBAL
                                     DIVISION       DIVISION      DIVISION      DIVISION       DIVISION     DIVISION     TOTAL
                                  ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
    Net investment income         $  1,446,900  $    44,400   $    579,575  $  1,182,969   $    69,407  $     72,737  $  3,395,988
    Net realized gain on
      sales of investments             378,824        8,131         90,167       483,807         7,135        54,711     1,022,775
    Change in net unrealized
      appreciation/depreciation
       during the period               938,827        9,969       (103,882)     (448,179)        7,769        31,944       436,448
                                  ------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations          2,764,551       62,500        565,860     1,218,597        84,311       159,392     4,855,211

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY RELATED
   TRANSACTIONS
     Contributions from
       policyholders                   798,258       43,289        436,431       379,732        19,391        92,436     1,769,537
     Policy terminations and
       benefits                     (1,761,363)    (792,326)      (850,555)     (824,163)      (38,748)     (202,987)   (4,470,142)
     Net transfers among investment
       divisions                        45,099     (127,532)      (111,948)      131,368        31,422        84,250       (52,659)
                                  ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from policy related
  transactions                        (918,006)    (876,569)      (526,072)     (313,063)       12,065       (26,301)   (2,647,946)
                                  ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS    1,846,545     (814,069)        39,788       905,534        96,376       133,091     2,207,265

Net assets, beginning of year       12,135,892     1,700,712     5,388,585     5,778,959       366,833     1,133,595    26,504,576
                                  ------------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR           $ 13,982,437  $    886,643   $ 5,428,373  $  6,684,493   $   463,209  $  1,266,686  $ 28,711,841
                                  ------------------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                          2,328           258         1,840           793            83           355
  Terminations and benefits             (5,152)       (4,688)       (3,580)       (1,726)         (163)         (781)
  Net transfers                            241          (766)         (445)          282           139           338
                                  -----------------------------------------------------------------------------------
Increase (decrease) in units            (2,583)       (5,196)       (2,185)         (651)           59           (88)
                                  -----------------------------------------------------------------------------------
                                  -----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.
                                       5

                                 Separate Account VUL
                                          of
                           Integrity Life Insurance Company

                            Notes to Financial Statements

                                  December 31, 1997


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account VUL (the "Separate Account") on May 14, 1986 for the purpose of issuing variable life insurance policies ("policies"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Variable life insurance policies have not been offered by Integrity since 1990, but policies are still outstanding. Net premiums may be received under existing policies. The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Policyholders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to a guaranteed interest division provided by Integrity, or both. The Separate Account divisions invest in shares of the corresponding portfolios of The Hudson River Trust (the "Trust"), a mutual fund managed by Alliance Capital Management, L.P.
The policyholder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Trust.

     COMMON STOCK PORTFOLIO seeks to obtain long-term growth of capital and increasing income. It invests primarily in common and preferred stocks and other equity type instruments.

                             Separate Account VUL
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests primarily in high quality short-term money market instruments.

     BALANCED PORTFOLIO seeks a high return through a combination of current income and capital appreciation. It invests primarily in common stocks, publicly-traded debt securities and high quality money market instruments.

     AGGRESSIVE STOCK PORTFOLIO seeks to obtain long term growth of capital. It invests primarily in common stocks and other equity-type securities issued by medium and smaller sized companies with strong growth potential.

     HIGH YIELD PORTFOLIO seeks a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. It invests primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities.

     GLOBAL PORTFOLIO seeks long term growth of capital as a fundamental objective. It invests primarily in equity securities of non-United States as well as United States companies.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the policies may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Trust are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

                                 Separate Account VUL
                                          of
                           Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Trust portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Share transactions are recorded on the trade date. Realized gains and losses on sales of Trust shares are determined based on the identified cost basis.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account.
 No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

                                 Separate Account VUL
                                          of
                           Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1997 and the cost of shares held at December 31, 1997 for each division were as follows:


          DIVISION            PURCHASES         SALES          COST
-----------------------------------------------------------------------
Common Stock                  $2,303,289     $2,517,485     $12,041,007
Money Market                     600,913        570,379         910,897
Balanced                         766,091        814,406       5,412,646
Aggressive Stock                 875,989      1,010,757       6,289,052
High Yield                       101,292        132,049         432,219
Global                           548,665        602,482       1,221,625
                                                            -----------
                                                            $26,307,446
                                                            -----------
                                                            -----------

3. EXPENSES

Integrity assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholders' net assets to cover these risks.

Integrity makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.

                                 Financial Statements
                                  (Statutory Basis)

                           Integrity Life Insurance Company

                        YEARS ENDED DECEMBER 31, 1997 AND 1996
                         WITH REPORT OF INDEPENDENT AUDITORS

                           Integrity Life Insurance Company

                                 Financial Statements
                                  (Statutory Basis)


                        Years Ended December 31, 1997 and 1996




                                       CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . .1

Audited Financial Statements

Balance Sheets (Statutory Basis) . . . . . . . . . . . . . . . . . . . . .3
Statements of Income (Statutory Basis) . . . . . . . . . . . . . . . . . .5
Statements of Changes in Capital and Surplus (Statutory Basis) . . . . . .6
Statements of Cash Flows (Statutory Basis) . . . . . . . . . . . . . . . .7
Notes to Financial Statements (Statutory Basis). . . . . . . . . . . . . .9

                            Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1997 and 1996, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.




Louisville, Kentucky
February 10, 1998

                           Integrity Life Insurance Company

                           Balance Sheets (Statutory Basis)


                                                          DECEMBER 31,
                                                      1997          1996
                                                  --------------------------
                                                         (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
  Bonds                                           $3,444,659     $2,482,392
  Preferred stocks                                    58,369         42,234
  Subsidiaries                                        54,028         48,272
  Mortgage loans                                      13,186         32,946
  Policy loans                                        99,531         98,212
  Cash and short-term investments                    201,242         87,009
  Other invested assets                               27,591          6,807
                                                  --------------------------
Total cash and invested assets                     3,898,606      2,797,872

Separate account assets                            1,822,557        764,060
Accrued investment income                             38,247         29,182
Reinsurance balances receivable                        4,837          1,702
Other admitted assets                                    207          1,400





                                                  --------------------------
Total admitted assets                             $5,764,454     $3,594,216
                                                  --------------------------
                                                  --------------------------

                                                         DECEMBER 31,
                                                      1997          1996
                                                  -------------------------
                                                        (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                     $1,603,893     $1,722,182
    Funding agreement and GIC deposit
      fund liabilities                             2,039,202        891,936
    Unpaid claims                                        207            232
    Deposits on policies to be issued, net            (1,715)           348
                                                  -------------------------
  Total policy and contract liabilities            3,641,587      2,614,698

  Separate account liabilities                     1,798,069        759,170
  Accounts payable and accrued expenses                2,538          3,187
  Transfers to separate accounts due or
    accrued, net                                     (42,028)       (37,533)
  Reinsurance balances payable                        14,602         13,473
  Federal income taxes                                   763              -
  Asset valuation reserve                             23,368         13,805
  Interest maintenance reserve                        42,272         38,594
  Other liabilities                                   71,523         24,988
                                                  -------------------------
Total liabilities                                  5,552,694      3,430,382

Capital and surplus:
  Common stock, $2 par value, 1,500,000 shares
    authorized, issued and outstanding                 3,000          3,000
  Paid-in surplus                                    113,109         87,535
  Unassigned surplus                                  95,651         73,299
                                                  -------------------------
Total capital and surplus                            211,760        163,834
                                                  -------------------------
Total liabilities and capital and surplus         $5,764,454     $3,594,216
                                                  -------------------------
                                                  -------------------------

SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

                        Statements of Income (Statutory Basis)

                                                   YEAR ENDED DECEMBER 31,
                                                     1997           1996
                                                  -------------------------
                                                        (IN THOUSANDS)
Premiums and other revenues:
  Premiums and annuity considerations             $   13,386     $    7,803
  Deposit-type funds                               2,191,350        737,791
  Net investment income                              239,514        171,811
  Amortization of the interest maintenance
    reserve                                            2,561          3,090
  Income from separate account seed money
    investment                                           469            347
  Other revenues                                      16,988         13,085
                                                  -------------------------
Total premiums and other revenues                  2,464,268        933,927

Benefits paid or provided:
  Death benefits                                       5,136          3,196
  Annuity benefits                                   136,630         78,058
  Surrender benefits                                 408,615        248,282
  Interest on funds left on deposit                   84,652         25,204
  Payments on supplementary contracts                 10,659         10,261
  Increase in reserves and deposit fund
    liabilities                                      945,161        372,699
                                                  -------------------------
Total benefits paid or provided                    1,590,853        737,700

Insurance and other expenses:
  Commissions                                         29,189         20,270
  General expenses                                    15,869          8,955
  Taxes, licenses and fees                             1,111            549
  Net transfers to separate accounts                 785,374        137,570
  Other expenses                                       3,354          1,085
                                                  -------------------------
Total insurance and other expenses                   834,897        168,429
                                                  -------------------------
Gain from operations before federal income
  taxes and net realized capital gains (losses)       38,518         27,798

Federal income tax expense (benefit)                   2,871         (3,259)
                                                  -------------------------
Gain from operations before net realized
  capital gains (losses)                              35,647         31,057

Net realized capital gains (losses), excluding
  realized capital gains, net of tax,
  transferred to the interest maintenance
  reserve (1997-$6,239; 1996-$6,467)                   2,512         (5,015)
                                                  -------------------------
Net income                                        $   38,159     $   26,042
                                                  -------------------------
                                                  -------------------------


SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

            Statements of Changes in Capital and Surplus (Statutory Basis)

                        Years Ended December 31, 1997 and 1996


                                                                                         TOTAL
                                            COMMON        PAID-IN      UNASSIGNED     CAPITAL AND
                                             STOCK        SURPLUS        SURPLUS        SURPLUS
                                           ------------------------------------------------------
                                                              (IN THOUSANDS)
Balance, January 1, 1996                   $ 3,000       $ 87,535       $ 55,492       $146,027
Net income                                                                26,042         26,042
Net change in unrealized gain
  of subsidiary                                                            9,133          9,133
Decrease in nonadmitted assets                                                27             27
Increase in asset valuation reserve                                       (1,395)        (1,395)
Dividends to shareholder                                                 (16,000)       (16,000)
                                           ------------------------------------------------------
Balance, December 31, 1996                   3,000         87,535         73,299        163,834

Net income                                                                38,159         38,159
Net change in unrealized gain
  of subsidiary                                                            5,756          5,756
Increase in asset valuation reserve                                       (9,563)        (9,563)
Capital contribution, net                                  25,574                        25,574
Dividends to shareholder                                                 (12,000)       (12,000)
                                           ------------------------------------------------------
Balance, December 31, 1997                 $ 3,000       $113,109       $ 95,651       $211,760
                                           ------------------------------------------------------
                                           ------------------------------------------------------

SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

                      Statements of Cash Flows (Statutory Basis)


                                                   YEAR ENDED DECEMBER 31,
                                                      1997          1996
                                                  --------------------------
                                                        (IN THOUSANDS)
OPERATIONS:
  Premiums, policy proceeds, and other
    considerations received                       $2,204,736     $  745,594
  Net investment income received                     230,747        171,376
  Commission and expense allowances
    received on reinsurance ceded                      3,838          1,905
  Benefits paid                                     (561,208)      (341,767)
  Insurance expenses paid                            (46,819)       (30,246)
  Other income received net of other
    expenses paid                                      9,092         10,100
  Net transfers to separate accounts                (789,869)      (144,958)
  Federal income taxes paid                           (5,501)        (3,702)
                                                  --------------------------
Net cash provided by operations                    1,045,016        408,302

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or
  repayments of investments:
    Bonds                                          3,407,120      1,604,304
    Preferred stocks                                  87,435         57,895
    Mortgage loans                                    19,760          5,668
    Real estate                                          359              -
    Other invested assets                             10,216          7,233
    Net gains (losses) on cash and
      short-term investments                             (24)             9
    Miscellaneous proceeds                             3,436            211
                                                  --------------------------
Total investment proceeds                          3,528,302      1,675,320
Benefits recovered (taxes paid) on
  capital gains                                          175         (2,312)
                                                  --------------------------
Net proceeds from sales, maturities,
  or repayments of investments                     3,528,477      1,673,008

                           Integrity Life Insurance Company

                                                    YEAR ENDED DECEMBER 31,
                                                      1997           1996
                                                  -------------------------
                                                         (IN THOUSANDS)
Cost of investments acquired:
  Bonds                                            4,376,185      1,960,794
  Preferred and common stocks                        101,175         92,077
  Other invested assets                               31,931              -
                                                  -------------------------
Total cost of investments acquired                 4,509,291      2,052,871
Net increase in policy loans and premium notes         1,320          3,569
                                                  -------------------------
Net cash used in investment activities              (982,134)      (383,432)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
  Capital and surplus paid-in                         40,000              -
  Other sources                                       52,548         40,403
                                                  -------------------------
Total other cash provided                             92,548         40,403

Other cash applied:
  Dividends to shareholder                            12,000         16,000
  Other applications, net                             29,197         16,740
                                                  -------------------------
Total other cash applied                              41,197         32,740
                                                  -------------------------
Net cash provided by financing and
  miscellaneous activities                            51,351          7,663
                                                  -------------------------

Net increase in cash and short-term investments      114,233         32,533

Cash and short-term investments at beginning
  of year                                             87,009         54,476
                                                  -------------------------
Cash and short-term investments at end of year    $  201,242     $   87,009
                                                  -------------------------
                                                  -------------------------

SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

                   Notes to Financial Statements (Statutory Basis)

                                  December 31, 1997





1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company ("Integrity" or the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of Ohio. The Company, currently licensed in 45 states and the District of Columbia, and National Integrity specialize in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

In June 1997, ARM completed an initial public offering of 9.2 million shares of its common stock of which 5.75 million shares were sold by ARM for net proceeds of $78.8 million. The remaining 3.45 million shares were sold by certain private equity funds sponsored by Morgan Stanley Dean Witter & Co. ("Morgan Stanley Stockholders"). On June 30, 1997, ARM used a portion of such net proceeds to make a $40 million capital contribution to the Company, thereby strengthening the Company's capital base to provide for future growth. Simultaneously, the Company paid a $14.4 million dividend of bonds held by the Company to ARM for a net capital contribution of $25.6 million. The Morgan Stanley Stockholders owned approximately 91% of the outstanding shares of ARM's common stock prior to the offering and, as a result of the offering, owned approximately 53% at December 31, 1997.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized

                           Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND BENEFITS

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

FEDERAL INCOME TAXES

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

STATEMENT OF CASH FLOWS

Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                       1997          1996
                                                    ------------------------
                                                         (IN THOUSANDS)
Net income as reported in the accompanying
  statutory basis financial statements              $ 38,159       $ 26,042

Deferred policy acquisition costs,
  net of amortization                                 19,174         11,036
Adjustments to customer deposits                     (10,224)        (1,883)
Adjustments to invested asset carrying values
  at acquisition date                                    (69)          (412)
Amortization of value of insurance in force           (8,423)        (5,850)
Amortization of interest maintenance reserve          (2,561)        (3,090)
Adjustments for realized investment gains                217          3,373
Adjustments for federal income tax expense            (4,419)        (6,516)
Investment in subsidiary                               6,009          9,498
Other                                                  3,300         (2,108)
                                                    ------------------------

Net income, GAAP basis                              $ 41,163       $ 30,090
                                                    ------------------------
                                                    ------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                      1997           1996
                                                   -------------------------
                                                         (IN THOUSANDS)
Capital and surplus as reported in the
  accompanying statutory basis
  financial statements                             $ 211,760      $ 163,834

Adjustments to customer deposits                    (179,265)      (169,041)
Adjustments to invested asset carrying
  values at acquisition date                         (15,432)       (15,580)
Asset valuation reserve and interest
  maintenance reserve                                 88,089         81,246
Value of insurance in force                           76,929         85,352
Goodwill                                               6,571          6,826
Deferred policy acquisition costs                     73,528         54,354
Net unrealized gains on available-for-sale
  securities                                           2,912         (9,211)
Other                                                 25,035          8,238
                                                   -------------------------

Shareholder's equity, GAAP basis                   $ 290,127      $ 206,018
                                                   -------------------------
                                                   -------------------------

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Preferred stocks are reported at cost.

The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

Short-term investments includes investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and institutional funding agreements. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income. The Company receives administratives fees for managing the non-guaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the presentation of the 1997 financial statements. These reclassifications had no effect on previously reported net income or surplus.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is in the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the

Company uses to prepare its statutory basis financial statements. Codification has been approved by the NAIC in March 1998, but it will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Department of Insurance. At this time it is unclear whether Ohio will adopt Codification. The Company is monitoring developments related to codification and assessing the potential effects any changes would have on the Company's statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                          COST OR          GROSS          GROSS
                                         AMORTIZED       UNREALIZED     UNREALIZED
                                           COST            GAINS          LOSSES     FAIR VALUE
                                      ---------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 1997:
  Mortgage-backed securities          $  1,606,968        $     -         $    -     $1,606,968
  Corporate securities                   1,132,531         13,329          7,533      1,138,327
  Asset-backed securities                  374,841              -              -        374,841
  U.S. Treasury securities and
    obligations of U.S. government
    agencies                               276,801            714              7        277,508
  Foreign governments                       49,513            121            437         49,197
  States and political subdivisions          4,005            160              -          4,165
                                      ---------------------------------------------------------
Total bonds                           $  3,444,659        $14,324         $7,977     $3,451,006
                                      ---------------------------------------------------------
                                      ---------------------------------------------------------

                                          COST OR          GROSS          GROSS
                                         AMORTIZED       UNREALIZED     UNREALIZED
                                           COST            GAINS          LOSSES     FAIR VALUE
                                      ---------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 1996:
  Mortgage-backed securities          $  1,182,448        $     -        $   170     $1,182,278
  Corporate securities                     746,732          5,315         19,741        732,306
  Asset-backed securities                  282,903              -              -        282,903
  U.S. Treasury securities and
    obligations of U.S. government
    agencies                               226,928            778          1,343        226,363
  Foreign governments                       39,336            160            296         39,200
  States and political subdivisions          4,045            121              -          4,166
                                      ---------------------------------------------------------
Total bonds                           $  2,482,392         $6,374        $21,550     $2,467,216
                                      ---------------------------------------------------------
                                      ---------------------------------------------------------

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1997 and 1996, the fair value of investments in bonds includes $2.9 billion and $1.9 billion, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1997, by contractual maturity, is as follows:

                                                        COST OR
                                                       AMORTIZED
                                                          COST        FAIR VALUE
                                                       -------------------------
                                                            (IN THOUSANDS)
Years to maturity:
  One or less                                          $    3,455     $    3,458
  After one through five                                  115,951        116,123
  After five through ten                                  283,999        282,881
  After ten                                             1,059,445      1,066,735
  Asset-backed securities                                 374,841        374,841
  Mortgage-backed securities                            1,606,968      1,606,968
                                                       -------------------------

Total                                                  $3,444,659     $3,451,006
                                                       -------------------------
                                                       -------------------------

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1997 and 1996 were $2.9 billion and $1.4 billion; gross gains of $34.9 million and $26.2 million, and gross losses of $26.9 million and $14.4 million were realized on those sales, respectively.

At December 31, 1997 and 1996, bonds with an admitted asset value of $7,664,000 and $7,693,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 1997 and 1996, the fair value of future contracts, call and put options and interest rate swaps held by the Company was, in its separate accounts, $11.3 million and $3.9 million, respectively. These derivative financial instruments are used to hedge specific market value risks associated with the Company's equity-indexed annuity products and separate account seed money investments and interest rate risks associated with certain institutional spread deposits. The derivative financial instruments are not held for trading purposes and are classified on the Company's balance sheet as separate account assets. The derivative financial instruments hedge items carried at fair value and are therefore marked to market with unrealized gains and losses recognized through the separate account statements of operations. The Company is exposed to credit-related losses in the event of nonperformance by counter parties to the derivative financial instruments, but does not expect any counter parties to fail to meet their obligations given their high credit ratings.

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                           GROSS          GROSS
                                         UNREALIZED     UNREALIZED
                           COST            GAINS          LOSSES     FAIR VALUE
                         ------------------------------------------------------
                                              (IN THOUSANDS)
At December 31, 1997:
  Subsidiary             $  17,823      $  36,205           $  -      $  54,028
                         ------------------------------------------------------
                         ------------------------------------------------------

At December 31, 1996:
  Subsidiary             $  17,823      $  30,449           $  -      $  48,272
                         ------------------------------------------------------
                         ------------------------------------------------------


The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans during 1997. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of and purchase money mortgages is 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1997, the Company held no mortgages with interest more than one year past due. During 1997, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:

                                                         YEAR ENDED DECEMBER 31,
                                                           1997           1996
                                                         -----------------------
                                                             (IN THOUSANDS)
Income:
  Bonds                                                  $216,166       $158,724
  Preferred stocks                                          6,042          3,626
  Mortgage loans                                            5,619          3,703
  Real estate                                                 158            218
  Policy loans                                              6,842          6,729
  Cash and short-term investments                           7,072          3,849
  Other investment income                                     880            168
                                                         -----------------------
Total investment income                                   242,779        177,017

Investment expenses                                        (3,265)        (5,206)
                                                         -----------------------

Net investment income                                    $239,514       $171,811
                                                         -----------------------
                                                         -----------------------

4. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                        YEAR ENDED DECEMBER 31,
                                                          1997           1996
                                                       -------------------------
                                                            (IN THOUSANDS)
Direct premiums and amounts assessed
  against policyholders                                $1,005,583       $241,442
Reinsurance assumed                                     1,217,681        521,067
Reinsurance ceded                                         (18,528)       (16,915)
                                                       -------------------------

Net premiums, annuity considerations and
  deposit-type funds                                   $2,204,736       $745,594
                                                       -------------------------
                                                       -------------------------

In 1997 and 1996, the Company assumed $1.1 billion and $0.5 billion, respectively, in GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

5. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The current year and prior year tax provisions were calculated including consolidated net operating loss carryover benefits of $12.4 million and $14.2 million, respectively.

6. SURPLUS

Dividends that ARM may receive from the Company in any year without prior approval of the Ohio Insurance Director are limited by statute to the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, and (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1998 are $38.2 million.

Under New York insurance laws, National Integrity may pay dividends to Integrity only out of its earnings and surplus, subject to at least thirty days' prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1997 and 1996, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

7. ANNUITY RESERVES

At December 31, 1997 and 1996, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                        AMOUNT         PERCENT
                                                                      -------------------------
                                                                            (IN THOUSANDS)
At December 31, 1997:
  Subject to discretionary withdrawal (with adjustment):
    With market value adjustment                                      $  348,451            7.0%
    At book value less surrender charge of 5% or more                    235,360            4.7
    At market value                                                      711,105           14.3
                                                                      -------------------------
    Total with adjustment or at market value                           1,294,916           26.0
  Subject to discretionary withdrawal (without adjustment)
    at book value with minimal or no charge or adjustment              3,095,701           62.1
  Not subject to discretionary withdrawal                                594,781           11.9
                                                                      -------------------------
  Total annuity reserves and deposit fund liabilities (before
    reinsurance)                                                       4,985,398          100.0%
  Less reinsurance ceded                                                 (34,721)    ----------
                                                                      ----------     ----------
  Net annuity reserves and deposit fund liabilities                   $4,950,677
                                                                      ----------
                                                                      ----------

At December 31, 1996:
  Subject to discretionary withdrawal (with adjustment):
    With market value adjustment                                      $  121,549            4.0%
    At book value less surrender charge of 5% or more                    263,726            8.7
    At market value                                                      543,906           18.1
                                                                      -------------------------
    Total with adjustment or at market value                             929,181           30.8
  Subject to discretionary withdrawal (without adjustment)
    at book value with minimal or no charge or adjustment              1,520,259           50.5
  Not subject to discretionary withdrawal                                561,616           18.7
                                                                      -------------------------
  Total annuity reserves and deposit fund liabilities (before
    reinsurance)                                                       3,011,056          100.0%
  Less reinsurance ceded                                                 (44,653)    ----------
                                                                      ----------     ----------
  Net annuity reserves and deposit fund liabilities                   $2,966,403
                                                                      ----------
                                                                      ----------

8. SEPARATE ACCOUNTS

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity, certain fixed annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are guaranteed a fixed rate of return (guaranteed rate options). In addition, the Company has begun marketing institutional products (fixed rate guaranteed investment contracts and funding agreements) through its separate accounts. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 1997 is as follows:

                                         SEPARATE ACCOUNTS WITH
                                               GUARANTEES
                                         ------------------------
                                                       NONINDEXED
                                                       GUARANTEED        NONGUARANTEED
                                         INDEXED      MORE THAN 4%     SEPARATE ACCOUNTS    TOTAL
                                         -----------------------------------------------------------
                                                             (IN THOUSANDS)
Premiums, deposits and other
  considerations                         $521,179       $231,429       $      121,977     $  874,585
                                         -----------------------------------------------------------
                                         -----------------------------------------------------------

Reserves for separate accounts
  with assets at fair value              $546,379       $373,303       $      742,203     $1,661,885
                                         -----------------------------------------------------------
                                         -----------------------------------------------------------

Reserves for separate accounts
  by withdrawal characteristics:
    Subject to discretionary withdrawal
      (with adjustment):
        With market adjustment           $      -       $343,032       $            -     $  343,032
        At book value without
         market value adjustment
         and with current surrender
         charge of 5%                       5,420         30,271                    -         35,691
        At market value                         -              -              742,203        742,203
                                         -----------------------------------------------------------
    Total with adjustment or
      at market value                       5,420        373,303              742,203      1,120,926
    Not subject to discretionary
      withdrawal                          540,959              -                    -        540,959
                                         -----------------------------------------------------------

Total separate accounts reserves         $546,379       $373,303       $      742,203     $1,661,885
                                         -----------------------------------------------------------
                                         -----------------------------------------------------------

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1997 and 1996 is presented below:

                                                                          1997           1996
                                                                        -----------------------
                                                                            (IN THOUSANDS)
Transfers as reported in the Summary of Operations
  of the Separate Accounts Statement:
    Transfers to separate accounts                                      $874,585       $200,092
    Transfers from separate accounts                                     (99,876)       (71,356)
                                                                        -----------------------
Net transfers to separate accounts                                       774,709        128,736

Reconciling adjustments:
  Mortality and expense charges reported as other revenues                 8,838          6,977
  Policy deductions and other expense reported as
    other revenues                                                         1,827          1,857
                                                                        -----------------------
Transfers as reported in the Summary of Operations
  of the Life, Accident and Health Annual Statement                     $785,374       $137,570
                                                                        -----------------------
                                                                        -----------------------

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       -------------------------------------------------------
                                                        CARRYING                      CARRYING
                                                         AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                                       -------------------------------------------------------
                                                                           (IN THOUSANDS)
Assets:
  Bonds                                                $3,444,659     $3,643,009     $2,482,392     $2,552,022
  Preferred stocks                                         58,369         59,964         42,234         43,550
  Mortgage loans                                           13,186         13,186         32,946         32,946

Liabilities:
  Life and annuity reserves for
    investment-type contracts                          $3,320,869     $3,379,388     $2,279,832     $2,297,739
  Separate accounts annuity reserves                    1,630,787      1,607,081        687,292        686,518

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimate or quoted market price of comparable investments.

MORTGAGE LOANS

The carrying amount of mortgage loans approximates their fair value.

LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value amounts of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. RELATED PARTY TRANSACTIONS

Effective January 1, 1994, the Company entered into an Administrative Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1997 and 1996, the Company was charged $19.3 million and $13.8 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

11. YEAR 2000 (UNAUDITED)

The Company is currently evaluating on an ongoing basis, its computer systems and the systems of other companies on which the Company's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on the Company's core business operations. While the Company believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which the Company's operations rely will be converted on a timely basis and will not have a material effect on the Company. The cost of the Company's Year 2000 initiatives is not expected to be material to the Company's results of operations or financial condition.